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                  SIZZLER INTERNATIONAL, INC. AND SUBSIDIARIES

                                   EXHIBIT 23
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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
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To Sizzler International, Inc.

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement file Number 33-39414.



                                                        ARTHUR ANDERSEN LLP


Los Angeles, California
July 26, 1996



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